UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2021
REOSTAR ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Nevada	000-52316	20-8428738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
87 N Raymond Ave, Suite 200
Pasadena, California 91103
(Address of principal executive offices)
(310) 999-3506
(Registrant's telephone number, including area code)
3880 Hulen Street Fort Worth, Texas 76107
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

The Board of Directors of the Company have terminated the relationship with their former Auditors KWCO, PA (fka Killamn, Murrelly & Company located in Odessa, TX. The have engaged the Audit firm of Gries & Associates LLC located in Denver, CO.

The Board of Directors authorized the engagement of the following legal counsel:

Patrick R.Morris, Esq.

Morris Legal Corp.

New York, New York

Mark E. Pena, Esq.

The Law Office of Mark E. Pena

Tampa, FL

These decisions are to continue the Company’s commitment to be current and fully reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2021	REOSTAR ENERGY CORPORATION

	By:	/s/ Peter Herbert Koch
Peter Herbert Koch, Chief Executive Officer